Exhibit 59
                                                                     ----------


                                 Loan Agreements

                                                                                                       Outstanding Principal Balance
                                                                                                          on Date of Execution of
                                                                                                           Purchase Agreement, if
                                                                                                        different than Maximum Loan
Name of Noteholder                  Description of Loan Agreement       Maximum Loan Commitment                 Commitment
------------------                  -----------------------------       -----------------------        -----------------------------
E.ON AG                             Amended and Restated Credit                $25,000,000
                                    Agreement, dated as of
                                    December 31, 2000

E.ON AG                             Amended and Restated Credit                $10,000,000
                                    Agreement, dated as of
                                    December 31, 2000

E.ON AG                             Amended and Restated Credit                $75,000,000
                                    Agreement, dated as of
                                    December 31, 2000

E.ON AG                             Amended and Restated Credit                $75,000,000
                                    Agreement, dated as of
                                    December 31, 2000

E.ON AG                             Amended and Restated Credit              Y1,000,000,000
                                    Agreement, dated as of
                                    December 31, 2000

E.ON AG                             Amended and Restated Credit              Y1,000,000,000
                                    Agreement, dated as of
                                    December 31, 2000

E.ON AG                             Amended and Restated Credit              Y1,000,000,000
                                    Agreement, dated as of
                                    December 31, 2000

E.ON AG                             Amended and Restated Credit              Y1,000,000,000
                                    Agreement, dated as of
                                    December 31, 2000

                                                                                                       Outstanding Principal Balance
                                                                                                          on Date of Execution of
                                                                                                           Purchase Agreement, if
                                                                                                        different than Maximum Loan
Name of Noteholder                  Description of Loan Agreement       Maximum Loan Commitment                 Commitment
------------------                  -----------------------------       -----------------------        -----------------------------
E.ON AG                             Amended and Restated Revolving             $75,000,000
                                    Credit Agreement, dated as of
                                    December 31, 2000

E.ON AG                             Amended and Restated Revolving             $100,000,000
                                    Credit Agreement, dated as of
                                    December 31, 2000

E.ON AG (1)                         Second Amended and Restated                 $50,000,000
                                    Revolving Credit Agreement,
                                    dated as of September 4, 2001,
                                    as amended by Amendment No. 1
                                    to the Second Amended and
                                    Restated Revolving Credit
                                    Agreement, dated on or about
                                    September 28, 2001

E.ON North America, Inc.            Amended and Restated Overnight             $10,000,000                  $2,200,000 (2)
                                    Loan Agreement, dated as of
                                    December 31, 2000


                                                                                                       Outstanding Principal Balance
                                                                                                          on Date of Execution of
                                                                                                           Purchase Agreement, if
                                                                                                        different than Maximum Loan
Name of Noteholder                  Description of Loan Agreement       Maximum Loan Commitment                 Commitment
------------------                  -----------------------------       -----------------------        -----------------------------
FIDELIA Corporation                 Amended and Restated Credit                $10,000,000
                                    Agreement, dated as of
                                    December 31, 2000

FIDELIA Corporation                 Amended and Restated Credit                $40,000,000
                                    Agreement, dated as of
                                    December 31, 2000

FIDELIA Corporation                 Amended and Restated Credit                $10,000,000
                                    Agreement, dated as of
                                    December 31, 2000

FIDELIA Corporation                 Amended and Restated Credit                $30,000,000
                                    Agreement, dated as of
                                    December 31, 2000

FIDELIA Corporation                 Amended and Restated Credit                $50,000,000
                                    Agreement, dated as of
                                    December 31, 2000

FIDELIA Corporation                 Amended and Restated Credit                $25,000,000
                                    Agreement, dated as of
                                    December 31, 2000

FIDELIA Corporation                 Amended and Restated Credit                $50,000,000
                                    Agreement, dated as of
                                    December 31, 2000


                                                                                                       Outstanding Principal Balance
                                                                                                          on Date of Execution of
                                                                                                           Purchase Agreement, if
                                                                                                        different than Maximum Loan
Name of Noteholder                  Description of Loan Agreement       Maximum Loan Commitment                 Commitment
------------------                  -----------------------------       -----------------------        -----------------------------

FIDELIA Corporation                 Amended and Restated Credit                $50,000,000
                                    Agreement, dated as of
                                    December 31, 2000

FIDELIA Corporation                 Amended and Restated Credit                $75,000,000
                                    Agreement, dated as of
                                    December 31, 2000

FIDELIA Corporation                 Amended and Restated Credit                $50,000,000
                                    Agreement, dated as of
                                    December 31, 2000

E.ON International                  Credit Agreement, dated as of         (euro)80,000,000                  (euro)55,000,000 (2)
Finance B.V. (3)                    September 22, 2000







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(1)      As of the date of the Purchase Agreement, the Borrowers are MEMC
         Electronic Materials, Inc. and MEMC Pasadena, Inc. The loan is secured by a pledge of the inventory and receivables of the Borrowers, a pledge of certain stock of MEMC Electronic Materials, S.p.A. held by MEMC Electronic Materials, Inc. and a pledge of certain stock of MEMC Japan Ltd. held by MEMC Electronic Materials, Inc.

(2)      Approximate

(3) The Borrower is MEMC Electronic Materials, S.p.A., with a guaranty by MEMC Electronic Materials, Inc. No further amounts can be borrowed under this Credit Agreement.











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